Significant Accounting Policies (Tables)	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Significant Accounting Policies
Schedule of Potentially Dilutive Securities

	For the nine months ended September 30,
	2024	2023
Warrants	1,219,116	1,386
Options	1,521	1,521
Class A Preferred Shares	250,000	250,000
Unvested restricted stock awards	1,195	1,285
Unvested restricted stock units	233	2,125
Total	1,472,065	256,317

The table below summarizes potentially dilutive securities that were not considered in the computation of diluted net loss per share because they would be anti-dilutive.

	For the year ended December 31,
	2023	2022
Warrants(1)	56,254	1,387
Options	1,521	1,521
Class A Preferred Shares	250,000	250,000
Unvested restricted stock awards	1,285	675
Unvested restricted stock units	1,911	3,303
Total	310,971	256,886
(1)	Excludes 33,364 pre-funded warrants. The shares underlying the pre-funded warrants are included in basic net loss per share.